Borrowings - Narrative (Details)	12 Months Ended
Jun. 30, 2020
Financial Instruments [Abstract]
Minimum interest cover ratio	5
Minimum Tangible Net Worth to total net debt ratio	4
Minimum Tangible Net Worth to total net debt ratio when dividends are paid	6
Maximum leverage ratio	2.5
Borrowings, Restrictive Covenants, Minimum Tangible Net Worth To Total Net Debt Ratio Reduction	2